Exhibit 10.7

FIRST AMENDMENT TO THE

FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF

RIO VISTA OPERATING PARTNERSHIP L.P.

This First Amendment to the First Amended and Restated Agreement of Limited Partnership of Rio Vista Operating Partnership L.P., dated as of October 26, 2005 (this “First Amendment”), is entered into by and between Rio Vista Operating GP LLC, a Delaware limited liability company, as the General Partner, and Rio Vista Energy Partners L.P., a Delaware limited partnership, as the sole Limited Partner, of Rio Vista Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”). Capitalized terms used, and not otherwise defined, herein shall have the same meaning as set forth in the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 16, 2004 (the “Operating Partnership Agreement”).

WHEREAS, the General Partner and the Limited Partner are party to the Operating Partnership Agreement; and

WHEREAS, in accordance with Section 13.2 of the Operating Partnership Agreement, the General Partner and the Limited Partner wish to amend the Operating Partnership Agreement on the terms set forth herein.

NOW, THEREFORE, the General Partner and the Limited Partner agree as follows:

1.             Amendment of Section 12.1 of the Operating Partnership Agreement. Paragraph (d) of Section 12.1 (Dissolution) of the Operating Partnership Agreement which currently reads:

“(d)	the sale of all or substantially all of the assets and properties of the Partnership Group.”

is hereby amended to read as follows:

“(d)	the distribution to the Partners of all or substantially all of the net proceeds from the sale of all or substantially all of the assets and properties of the Partnership.”

2.             Effect of This Amendment. Except as expressly provided in this First Amendment, the Operating Partnership Agreement is reaffirmed and remains in full force and effect.

3.             Incorporation by Reference. The provisions of the Operating Partnership Agreement, including without limitation Article 15 (General Provisions), are incorporated herein by reference. All references to “this Agreement” contained in such provisions shall be deemed to refer to the Operating Partnership Agreement, as amended by this First Amendment.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the First Amended and Restated Agreement of Limited Partnership of Rio Vista Operating Partnership L.P. as of the day and year first set forth above.

GENERAL PARTNER:

RIO VISTA OPERATING GP LLC,
a Delaware limited liability company

By:	/s/ Charles C. Handly
Charles C. Handly, President

LIMITED PARTNER:

RIO VISTA ENERGY PARTNERS L.P.,
a Delaware limited partnership

By:	Rio Vista GP LLC, its General Partner

By:	/s/ Charles C. Handly
Charles C. Handly, President